EXHIBIT 4.15

            ASSIGNMENT AND ASSUMPTION AGREEMENT DATED JUNE 28, 2004
        AMONG IMA EXPLORATION INC., INVERSIONES MINERAS ARGENTINAS S.A., GOLDEN ARROW RESOURCES CORPORATION, INVERSIONES MINERAS AUSTRALES S.A.
                AND THE COMPANY (RELATING TO THE MOGOTE PROPERTY)

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT dated for reference the 28th day of June, 2004,

AMONG:

         IMA EXPLORATION INC., a company incorporated under the under the laws of the Province of British Columbia and having an office at 709, 837 West Hastings Street, Vancouver, British Columbia V6C 3N6

         ("IMA")

AND:

         INVERSIONES MINERAS ARGENTINAS S.A., a company incorporated under the laws of Argentina and having an office at Av. Ingnacio De La Roza 670
         (E), San Juan, San Juan Province, 5400 Argentina

         ("IMASA")

         (IMA and IMASA are collectively, the "Assignor")

AND:

         GOLDEN ARROW RESOURCES CORPORATION, a company incorporated under the under the laws of the Province of British Columbia and having an office at 709, 837 West Hastings Street, Vancouver, British Columbia V6C 3N6

         ("Golden Arrow")

AND:

         INVERSIONES MINERAS AUSTRALES S.A., a company incorporated under the laws of Argentina and having an office at Av. Ingnacio De La Roza 670
         (E), San Juan, San Juan Province, 5400 Argentina

         ("IMAUSA")

         (Golden Arrow and IMAUSA are collectively, the "Assignee")

AND:

         AMERA RESOURCES CORPORATION, a company incorporated under the laws of the Province of British Columbia and having an office at 1750 - 1185 West Georgia Street, Vancouver, British Columbia

         (the "Third Party")


2018-01\ARRANGEMENT 2004\1060

WHEREAS:

A. The Assignor has an option to purchase the Mogote Property located in Argentina (the "Property");

B. The Assignor has granted an option on its interest in the Property to the Third Party pursuant to one or more agreements as more particularly described in the Schedule A annexed hereto (the "Agreements");

C. Pursuant to the terms of a proposed arrangement (the "Arrangement") under the British Columbia Business Corporations Act, as described in an Arrangement Agreement dated as of May 14, 2004 among IMA, IMA Holdings Corp. and Golden Arrow, the Assignor wishes to assign and transfer to the Assignee all of the Assignor's right and interest in the Agreements and the Assignee wishes to assume the liabilities and obligations of the Assignor arising under the Agreements in the place and stead of the Assignor to be effective as of the date (the "Effective Date") that the Plan of Arrangement in respect of the Arrangement is accepted for filing by the Registrar of Companies under the British Columbia Business Corporations Act; and

D. The Third Party has agreed to consent to the assignment of the Agreements by the Assignor to the Assignee and to release the Assignor from its liabilities and obligations arising under the Agreements from and after the Effective Date.

         NOW THEREFORE in consideration of the premises, the covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties agree as follows:

1. Effective as of the Effective Date, the Assignor hereby grants and assigns unto the Assignee all of the Assignor's estate, right, title and interest in and to the Agreements and all benefit and advantage to be derived therefrom.

2. Effective as of the Effective Date, the Assignee hereby agrees with the Third Party and the Assignor to assume, observe, perform, discharge and satisfy all duties, obligations, covenants, terms, conditions and liabilities contained in the Agreements to be observed, performed, discharged and satisfied by the Assignor as if the Assignee had been originally named as a party thereto in the place and stead of the Assignor.

3.    The Third Party, by its execution hereof, hereby:

         (a) consents to the transfer and assignment of the Assignor's interest in the Property and the Agreements to the Assignee and agrees that from and after the Effective Date the Assignee shall be entitled to hold and enforce all the rights, benefits and privileges of the Assignor under the Agreements and shall be entitled to perform all of the covenants and obligations of the Assignor under the Agreements, and the Agreements shall continue in full force and effect with the Assignee substituted as a party thereto in the place of the Assignor; and


2018-01\ARRANGEMENT 2004\1060

         (b) wholly releases, relieves and discharges the Assignor from the observance and performance of its covenants, obligations and liabilities from and after the Effective Date accruing on its part under the Agreements.

4.    The address of  the   Assignee   for   notices   and  other communications
under the Agreements shall be the address contained on page 1 of this Agreement.

5. The Assignor, the Assignee and the Third Party shall from time to time and at all times hereafter at the request of the Assignee, the Assignor or the Third Party, as appropriate, execute such further assurances and do all such further acts as may reasonably be required to give effect to the purpose and intent of this agreement.

6. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors and permitted assigns.

7. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

8. This Agreement may be signed by the parties by fax and in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

9. Notwithstanding the reference or execution date of this Agreement, this Agreement shall become effective on the Effective Date.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day first above written.



IMA EXPLORATION INC.                         INVERSIONES MINERAS ARGENTINAS S.A.



Per: /s/ Joseph Grosso                       Per:  /s/ Joseph Grosso
    --------------------------------              ------------------------------
       Authorized Signatory                          Authorized Signatory


GOLDEN ARROW RESOURCES CORPORATION           INVERSIONES MINERAS AUSTRALES S.A.



Per:  /s/ Joseph Grosso                      Per:   /s/ Joseph Grosso
    --------------------------------              ------------------------------
       Authorized Signatory                            Authorized Signatory




2018-01\ARRANGEMENT 2004\1060

AMERA RESOURCES CORPORATION



Per:   /s/ Nikolaos Cacos
    ---------------------------------------
       Authorized Signatory













2018-01\ARRANGEMENT 2004\1060

                                  SCHEDULE "A"

(To the Assignment and Assumption Agreement among IMA Exploration Inc., Inversiones Mineras Argentinas S.A., Golden Arrow Resources Corporation,
Inversiones Mineras Australes S.A. and Amera Resources Corporation dated for reference the 28th day of June, 2004).

Agreements entered into between the parties:

1.Letter of Intent among IMA Exploration Inc., Inversiones Mineras Argentinas S.A. and Amera Resources Corporation, dated March 6, 2003.

2. Amendment dated September 30, 2003 among IMA Exploration Inc., Inversiones Mineras Argentinas S.A. and Amera Resources Corporation of the Letter of Intent dated March 6, 2003.

3. Amendment Agreement among IMA Exploration Inc. Inversiones Mineras Argentinas S.A. and Amera Resources Corporation dated April 8, 2004 which amends certain terms of the Letter of Intent as amended on September 30, 2003.





















2018-01\ARRANGEMENT 2004\1060